Exhibit 99.4

Landstar System, Inc. and Subsidiary

Supplemental Information by Trailer Type

(Unaudited)

	Fiscal Quarter Ended
	June 26,	March 27,	Fiscal Year	December 26,	September 26,	June 27,	March 28,	Fiscal Year	December 28,	September 28,	June 29,	March 30,
	2021	2021	Ended 2020	2020	2020	2020	2020	Ended 2019	2019	2019	2019	2019
Revenue generated through (in thousands):
Truck transportation
Truckload:
Van equipment	$854,509	$729,402	$2,192,254	$706,702	$578,166	$421,200	$486,186	$2,095,345	$496,360	$507,550	$539,319	$552,116
Unsided/platform equipment	391,893	297,485	1,119,272	311,306	294,273	238,022	275,671	1,254,781	302,233	323,088	329,031	300,429
Less-than-truckload	29,062	25,670	97,546	26,562	25,125	22,918	22,941	98,324	24,849	25,367	24,732	23,376
Other truck transportation (1)	168,723	140,932	406,709	157,124	108,614	71,193	69,778	316,879	88,376	76,191	75,122	77,190

Total truck transportation	1,444,187	1,193,489	3,815,781	1,201,694	1,006,178	753,333	854,576	3,765,329	911,818	932,196	968,204	953,111
Rail intermodal	44,360	31,708	114,313	32,566	30,432	23,186	28,129	118,305	30,750	28,970	28,570	30,015
Ocean and air cargo carriers	60,240	47,600	132,180	43,178	31,752	30,663	26,587	121,485	32,227	30,365	28,224	30,669
Other (2)	21,931	14,737	70,707	18,917	17,184	16,332	18,274	79,458	20,084	20,127	20,042	19,205

	$1,570,718	$1,287,534	$4,132,981	$1,296,355	$1,085,546	$823,514	$927,566	$4,084,577	$994,879	$1,011,658	$1,045,040	$1,033,000

Revenue on loads hauled via BCO Independent Contractors (3) included in total truck transportation	$648,942	$560,114	$1,866,526	$554,523	$502,224	$378,500	$431,279	$1,831,752	$441,617	$466,207	$474,620	$449,308
Number of loads:
Truck transportation
Truckload:
Van equipment	357,041	321,212	1,141,261	318,839	296,427	248,074	277,921	1,167,414	279,978	286,565	302,609	298,262
Unsided/platform equipment	133,999	114,263	458,550	119,854	118,026	105,617	115,053	494,565	116,959	125,886	131,080	120,640
Less-than-truckload	44,403	40,692	163,024	43,491	41,454	39,723	38,356	155,592	39,976	41,067	39,240	35,309
Other truck transportation (1)	67,497	59,663	206,305	64,636	56,693	42,016	42,960	188,689	48,047	45,412	47,141	48,089

Total truck transportation	602,940	535,830	1,969,140	546,820	512,600	435,430	474,290	2,006,260	484,960	498,930	520,070	502,300
Rail intermodal	15,100	11,700	46,280	12,870	11,900	9,970	11,540	47,590	12,220	11,490	11,420	12,460
Ocean and air cargo carriers	10,230	9,230	31,900	9,180	8,290	7,360	7,070	30,110	7,960	7,340	7,300	7,510

	628,270	556,760	2,047,320	568,870	532,790	452,760	492,900	2,083,960	505,140	517,760	538,790	522,270

Loads hauled via BCO Independent Contractors (3) included in total truck transportation	264,200	245,950	945,210	251,350	250,030	210,430	233,400	954,990	232,120	239,210	248,810	234,850
Revenue per load:
Truck transportation
Truckload:
Van equipment	$2,393	$2,271	$1,921	$2,216	$1,950	$1,698	$1,749	$1,795	$1,773	$1,771	$1,782	$1,851
Unsided/platform equipment	2,925	2,604	2,441	2,597	2,493	2,254	2,396	2,537	2,584	2,567	2,510	2,490
Less-than-truckload	655	631	598	611	606	577	598	632	622	618	630	662
Other truck transportation (1)	2,500	2,362	1,971	2,431	1,916	1,694	1,624	1,679	1,839	1,678	1,594	1,605
Total truck transportation	2,395	2,227	1,938	2,198	1,963	1,730	1,802	1,877	1,880	1,868	1,862	1,897
Rail intermodal	2,938	2,710	2,470	2,530	2,557	2,326	2,438	2,486	2,516	2,521	2,502	2,409
Ocean and air cargo carriers	5,889	5,157	4,144	4,703	3,830	4,166	3,761	4,035	4,049	4,137	3,866	4,084
Revenue per load on loads hauled via BCO Independent Contractors (3)	$2,456	$2,277	$1,975	$2,206	$2,009	$1,799	$1,848	$1,918	$1,903	$1,949	$1,908	$1,913
Revenue by capacity type (as a % of total revenue):
Truck capacity providers:
BCO Independent Contractors (3)	41%	44%	45%	43%	46%	46%	46%	45%	44%	46%	45%	43%
Truck Brokerage Carriers	51%	49%	47%	50%	46%	46%	46%	47%	47%	46%	47%	49%
Rail intermodal	3%	2%	3%	3%	3%	3%	3%	3%	3%	3%	3%	3%
Ocean and air cargo carriers	4%	4%	3%	3%	3%	4%	3%	3%	3%	3%	3%	3%
Other	1%	1%	2%	1%	2%	2%	2%	2%	2%	2%	2%	2%

(1)

Includes power-only, expedited, straight truck, cargo van, and miscellaneous other truck transportation revenue generated by the transportation logistics segment. Power-only refers to shipments where the Company furnishes a power unit and an operator but not trailing equipment, which is typically provided by the shipper or consignee.

(2)	Includes primarily reinsurance premium revenue generated by the insurance segment and intra-Mexico transportation services revenue generated by Landstar Metro.
(3)	BCO Independent Contractors are independent contractors who provide truck capacity to the Company under exclusive lease arrangements.

Landstar System, Inc. and Subsidiary

Supplemental Information by Trailer Type

(Unaudited)

	Fiscal Quarter Ended
	Fiscal Year	December 29,	September 29,	June 30,	March 31,	Fiscal Year	December 30,	September 30,	July 1,	April 1,	Fiscal Year	December 31,	September 24,	June 25,	March 26,
	Ended 2018	2018	2018	2018	2018	Ended 2017	2017	2017	2017	2017	Ended 2016	2016	2016	2016	2016
Revenue generated through (in thousands):
Truck transportation
Truckload:
Van equipment	$2,442,696	$606,465	$626,594	$627,305	$582,332	$1,896,922	$548,601	$474,905	$453,156	$420,260	$1,681,531	$479,379	$412,507	$409,659	$379,986
Unsided/platform equipment	1,339,748	328,151	366,178	355,475	289,944	1,095,380	289,725	297,303	277,770	230,582	931,793	247,923	243,469	237,240	203,161
Less-than-truckload	102,531	26,083	25,500	27,364	23,584	89,041	23,644	22,598	22,942	19,857	74,530	20,464	18,139	18,450	17,477
Other truck transportation (1)	395,437	116,958	100,014	95,237	83,228	306,190	105,570	82,812	61,690	56,118	250,731	84,404	58,748	53,111	54,468

Total truck transportation	4,280,412	1,077,657	1,118,286	1,105,381	979,088	3,387,533	967,540	877,618	815,558	726,817	2,938,585	832,170	732,863	718,460	655,092
Rail intermodal	128,976	32,950	34,439	32,295	29,292	96,416	27,846	24,213	21,515	22,842	103,721	26,734	24,650	26,229	26,108
Ocean and air cargo carriers	134,577	51,858	31,213	28,029	23,477	110,898	40,190	29,523	21,595	19,590	78,513	22,013	18,790	18,902	18,808
Other (2)	71,179	19,886	18,143	17,081	16,069	51,517	16,016	12,076	11,766	11,659	46,815	11,912	11,635	11,632	11,636

	$4,615,144	$1,182,351	$1,202,081	$1,182,786	$1,047,926	$3,646,364	$1,051,592	$943,430	$870,434	$780,908	$3,167,634	$892,829	$787,938	$775,223	$711,644

Revenue on loads hauled via BCO Independent Contractors (3) included in total truck transportation	$2,001,665	$482,321	$520,391	$527,803	$471,150	$1,655,026	$443,462	$435,479	$411,177	$364,908	$1,488,925	$402,077	$379,196	$373,374	$334,278
Number of loads:
Truck transportation
Truckload:
Van equipment	1,206,197	300,865	304,226	308,348	292,758	1,104,740	289,503	275,037	277,303	262,897	1,036,729	287,453	255,899	255,488	237,889
Unsided/platform equipment	498,452	121,965	129,472	131,538	115,477	468,977	117,819	122,507	121,408	107,243	436,320	114,544	109,307	113,268	99,201
Less-than-truckload	145,269	38,630	35,969	37,250	33,420	132,776	34,036	34,232	34,589	29,919	115,521	31,205	28,589	28,829	26,898
Other truck transportation (1)	210,352	58,090	53,183	50,604	48,475	196,567	57,132	58,294	42,030	39,111	157,820	50,438	38,075	34,615	34,692

Total truck transportation	2,060,270	519,550	522,850	527,740	490,130	1,903,060	498,490	490,070	475,330	439,170	1,746,390	483,640	431,870	432,200	398,680
Rail intermodal	53,030	12,770	13,420	13,560	13,280	45,000	12,960	11,080	10,310	10,650	48,820	12,700	11,940	12,150	12,030
Ocean and air cargo carriers	28,970	7,720	8,220	6,700	6,330	25,420	7,270	6,210	6,210	5,730	20,690	5,780	5,130	5,220	4,560

	2,142,270	540,040	544,490	548,000	509,740	1,973,480	518,720	507,360	491,850	455,550	1,815,900	502,120	448,940	449,570	415,270

Loads hauled via BCO Independent Contractors (3) included in total truck transportation	949,330	231,860	236,580	247,710	233,180	916,190	229,360	232,970	235,630	218,230	865,430	234,550	216,220	216,990	197,670
Revenue per load:
Truck transportation
Truckload:
Van equipment	$2,025	$2,016	$2,060	$2,034	$1,989	$1,717	$1,895	$1,727	$1,634	$1,599	$1,622	$1,668	$1,612	$1,603	$1,597
Unsided/platform equipment	2,688	2,691	2,828	2,702	2,511	2,336	2,459	2,427	2,288	2,150	2,136	2,164	2,227	2,095	2,048
Less-than-truckload	706	675	709	735	706	671	695	660	663	664	645	656	634	640	650
Other truck transportation (1)	1,880	2,013	1,881	1,882	1,717	1,558	1,848	1,421	1,468	1,435	1,589	1,673	1,543	1,534	1,570
Total truck transportation	2,078	2,074	2,139	2,095	1,998	1,780	1,941	1,791	1,716	1,655	1,683	1,721	1,697	1,662	1,643
Rail intermodal	2,432	2,580	2,566	2,382	2,206	2,143	2,149	2,185	2,087	2,145	2,125	2,105	2,064	2,159	2,170
Ocean and air cargo carriers	4,645	6,717	3,797	4,183	3,709	4,363	5,528	4,754	3,477	3,419	3,795	3,808	3,663	3,621	4,125
Revenue per load on loads hauled via BCO Independent Contractors (3)	$2,109	$2,080	$2,200	$2,131	$2,021	$1,806	$1,933	$1,869	$1,745	$1,672	$1,720	$1,714	$1,754	$1,721	$1,691
Revenue by capacity type (as a % of total revenue):
Truck capacity providers:
BCO Independent Contractors (3)	43%	41%	43%	45%	45%	45%	42%	46%	47%	47%	47%	45%	48%	48%	47%
Truck Brokerage Carriers	49%	50%	50%	49%	48%	48%	50%	47%	46%	46%	46%	48%	45%	45%	45%
Rail intermodal	3%	3%	3%	3%	3%	3%	3%	3%	2%	3%	3%	3%	3%	3%	4%
Ocean and air cargo carriers	3%	4%	3%	2%	2%	3%	4%	3%	2%	3%	2%	2%	2%	2%	3%
Other	2%	2%	2%	1%	2%	1%	2%	1%	1%	1%	1%	1%	1%	2%	2%